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                                                                    EXHIBIT 10.5


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement"), dated as of July 28, 1997 (the "Effective Date"), among the entities listed on Schedule 1 hereto (collectively, the "Holders") and Long Distance International, Inc., a Florida corporation ("LDI").


                              W I T N E S S E T H:

         WHEREAS, LDI and the Holders are on this date entering into a Stock Purchase Agreement to which this Agreement is an exhibit, whereby the Holders will purchase shares of Series B Preferred Stock, par value $0.001 per share of LDI ("Series B Preferred") and a warrant (as amended, supplemented, reissued or replaced from time to time pursuant to the terms thereof, the "Warrant") to purchase shares of common stock, par value $0.001 per share ("LDI Common Stock");

         WHEREAS, LDI and the Holders, and certain other shareholders of LDI, are entering into a Shareholders Agreement of even date herewith, whereby the parties will agree, among other things, to certain terms upon which the relations between the shareholders of LDI will be regulated; and

         WHEREAS, in order to induce the Holders to enter into and perform the Stock Purchase Agreement, and in order to induce the Holders to enter into and perform the Shareholders Agreement, LDI has agreed to provide the Holders with certain rights in respect of the registration of shares of LDI Common Stock issuable to the Holders upon the exercise of the Warrant ("Common Shares").

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LDI and the Holders agree as follows:

         1.       DEFINITIONS AND INTERPRETATION.

                  (a) DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
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                  "EXCHANGE ACT" means the Securities Exchange Act of 1934,
         as amended.

                  "LDI REGISTRATION EXPENSES" means any and all expenses incident to LDI's performance of its obligations under Section 2, other than Requesting Shareholder Registration Expenses. LDI Registration Expenses shall include but not be limited to (i) registration and filing fees with the SEC, (ii) fees and expenses of compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of Registrable Shares), (iii) printing expenses,
         (iv) registrars and transfer agents fees, (v) the fees and expenses incurred in connection with the registration, listing or quotation of Registrable Shares on any National Securities Exchange, (vi) any transfer taxes attributable to the sale of the Registrable Shares by any Requesting Shareholder and, (vii) fees and expenses of counsel for LDI, the reasonable fees and expenses for one counsel for the Requesting Shareholders and fees and expenses for the independent certified public accountants for LDI.

                  "NATIONAL SECURITIES EXCHANGE" means the New York Stock Exchange, American Stock Exchange, NASDAQ Small Cap or National Market System.

                  "PERSON" shall mean and include any individual, partnership, joint venture, corporation, trust, unincorporated organization or association or any other entity or association of any kind and any authority, federal, state, local or foreign government, any political subdivision of any thereof and any court, panel, judge, board, bureau, commission, agency or other entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government.

                  "REGISTRABLE SHARES" means (i) the Common Shares and (ii) any shares of LDI Common Stock issued in respect of the Common Shares or other securities issued in respect of the Common Shares including, without limitation, upon any stock split, stock dividend, recapitalization or as a distribution.

                  "REQUESTING SHAREHOLDER" means any of the Holders, or any permitted transferee of Registrable Shares, when the same shall have requested LDI to register some or all of its/their Registrable Shares in accordance with this Agreement.

                  "REQUESTING SHAREHOLDER REGISTRATION EXPENSES" means with respect to a Requesting Shareholder, (i) underwriting discounts and commissions relating to the sale of such


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         Requesting Shareholder's Registrable Shares, and (ii) the fees and disbursements of counsel incurred by such Requesting Shareholder, other than the reasonable fees and disbursements one counsel incurred on behalf of Requesting Shareholder as a group.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (b) INTERPRETATIONS. In this Agreement, where the context permits, words in the singular shall be construed as including the plural and words in the plural shall be construed as including the singular, and words denoting a specific gender shall be construed as including every gender.

         2.       REGISTRATION RIGHTS.

                  (a) DEMAND REGISTRATION. Subsequent to the first to occur of
         (x) a Qualified Public Offering (as defined in the Articles of Amendment to Second Restated Certificate of Incorporation of LDI) of LDI Common Stock or (y) the fifth anniversary of the Effective Date, the Holders shall be entitled to request that LDI effect a registration under the Securities Act with respect to some or all of the Registrable Shares held by them upon the following terms and conditions:

                           (i) REQUEST FOR REGISTRATION OF REGISTRABLE SHARES.
                  In the event that LDI shall receive from the Holders a written request ("Notice of Registration") that LDI effect a registration under the Securities Act with respect to all or any part not less than 25% of the Registrable Shares held by any of the Holders, LDI shall use its diligent best efforts to effect, at the earliest practicable date, such registration (including, without limitation, the execution of an undertaking to file required post-effective amendments, the execution and filing of a listing agreement with a National Securities Exchange selected by LDI and reasonably approved by the Holders, qualification under applicable blue sky or other state securities laws (provided that such jurisdictions do not require LDI to qualify as a foreign corporation or become subject to taxation in such jurisdiction) and compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares on such National Securities Exchange; provided that LDI shall not be obligated to take any action to effect any such registration pursuant to this


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                  Section 2(a): (A) if two separate Notices of Registration with respect to all or any part of not less than 25% of the Registrable Shares held by any of the Holders have been submitted to LDI and LDI has effected two such registrations pursuant to this Section 2(a), which registrations have been declared or ordered effective by the SEC, subject to the following paragraph; (B) during the period starting with the date of LDI's filing of, and ending on the date one hundred and eighty (180) days immediately following the effective date of, any registration statement pertaining to a pubic offering of securities of LDI; or (C) if the number of Registrable Shares as to which such registration has been requested shall be less than 25% of the shares of LDI Common Stock into which the Warrant may then be exercised.

                  If the Requesting Shareholder informs LDI by written notice that it is withdrawing its Notice of Registration made pursuant to Section 2(a)(i) above, then the registration statement need not be filed and all efforts pursuant to such notice will count as a registration (or an exercise of rights) under this Section 2(a), provided, however, that the Requesting Shareholder may pay all LDI Registration Expenses with respect to such registration incurred to the date of such notice of withdrawal and then all efforts pursuant to such Notice of Registration will not so count; provided, further, that LDI may in any event proceed with the registration on its own behalf, or on behalf of any other Persons holding securities of LDI.

                  Subject to the foregoing clauses (A) through (C) LDI shall file a registration statement covering the Registrable Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Requesting Shareholder. The Holders shall not be required to exercise the Warrant into LDI Common Stock prior to exercising their demand registration rights hereunder with respect to such shares of LDI Common Stock.

                           (ii) UNDERWRITING. The right of the Requesting
                  Shareholder to registration pursuant to this Section 2(a) shall be conditioned upon the Requesting Shareholder's participation in the underwriting arrangements required by this Section 2(a)(ii) and the inclusion in the underwriting of the Registrable Shares requested to be registered.

                           LDI and the Requesting Shareholder shall enter into
                  an underwriting agreement in customary form with the managing underwriter selected for such underwriting by


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                  LDI, which managing underwriter shall be a nationally
                  recognized or regional underwriting firm which is not an affiliate or associate (each as defined in Rule 12b-2 promulgated under the Exchange Act) of the Requesting Shareholder and which is reasonably acceptable to the Requesting Shareholder. Notwithstanding any other provision of this Section 2(a), if the managing underwriter determines, in good faith, that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Shares to be included in the registration and underwriting to the extent such managing underwriter deems necessary. Such managing underwriter may limit the number or amount of securities to be included in the registration such that all Persons holding securities of LDI (including the Holders) who hold registration rights and who have requested registration (collectively, for the purposes of this paragraph only, the "Security Holders") shall participate in the underwritten public offering pro rata based upon the total number or amount of securities requested to be so registered by each Security Holder. LDI shall so advise the Requesting Shareholder, and the number of Registrable Shares that may be included in the registration and underwriting shall be limited accordingly; provided, however, that in the event the number of Registrable Shares excluded from such registration either (A) exceeds 25% of the number of Registrable Shares for which registration was originally requested by the Requesting Shareholder or (B) reduces the number of Registrable Shares to be included in the registration and underwriting to an amount less than 25% of the total number of Registrable Shares, then LDI and the Requesting Shareholder, at the Requesting Shareholder's election, may proceed with such registration of Registrable Shares, as so reduced, and such registration, if so effected, shall be included for purposes of determining the number of registrations permitted to the Holders pursuant to Section 2(a)(i)(B).

                           LDI and any Persons holding any securities of LDI to
                  whom LDI has granted registration rights may include their respective securities for their own accounts in such registration if the managing underwriter so agrees and if the number of Registrable Shares of the Holders which would otherwise have been included in such registration and underwriting will not thereby be limited and if such inclusion will not otherwise have a material adverse effect upon the offering of the Holders' Registrable Shares.


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                           (iii) EXPENSES OF REQUESTED REGISTRATION. LDI shall
                  pay all LDI Registration Expenses incurred in connection with each registration pursuant to Section 2(a), and the Requesting Shareholder will pay its Requesting Shareholder Registration Expenses in connection therewith.

                  (b)      PIGGY-BACK REGISTRATION.

                           (i) REGISTRATION INITIATED BY LDI. If LDI at any time proposes to register an offering of its securities of the same class as the Registrable Securities under the Securities Act, either for its own account or for the account of or at the request of one or more Persons holding securities of LDI, LDI will:

                                 (A) give written notice thereof to the Holders
                           (which shall include a list of the jurisdictions in which LDI intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) within 10 business days of its receipt of a request from one or more Persons holding securities of LDI to register securities, or from its decision to effect a registration of securities for its own account, whichever first occurs; and

                                 (B) use its diligent best efforts to include in
                           such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Shares specified in a written request by a Holder made within 30 days after receipt of such written notice from LDI, except as set forth in Sections 2(b)(ii) and 2(b)(iii) below; provided, however, that if at any time after giving written notice to the Holders of its intention to register LDI securities under the Securities Act, LDI shall determine not to register any such securities, LDI may, at its election, give written notice of such determination to the Holders and, thereupon, shall be relieved of its obligation to register such Registrable Shares pursuant to this Section 2(b) in connection with such registration, without prejudice, however, to any rights of the Holders to request that such registration be effected as a registration under other provisions of this Agreement, and provided further that if at any time after giving written notice to the Holders of its intention to register LDI securities under the


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                           Securities Act, LDI shall determine to delay the
                           registration of such securities, LDI shall be permitted to delay the registration of such Registrable Shares for the same period as the delay in registering the securities to be registered by LDI for its own account or for others.

                           (ii) AMOUNT TO BE INCLUDED. In the event that Registrable Shares are requested to be included in any registration initiated pursuant to Section 2(b)(i) that contemplates an underwritten public offering, and if, in the good faith judgment of the managing underwriting of such public offering, the inclusion of all of the Registrable Shares originally covered by a request for registration, together with the number or amount of securities that were intended to be offered by LDI or other Persons holding securities of LDI who hold registration rights, would interfere with the successful marketing of such securities, then, such managing underwriter may limit the number or amount of securities to be included in the registration such that LDI and all Persons holding securities of LDI (including the Holders) who hold registration rights and who have requested registration (collectively, the "Security Holders") shall participate in the underwritten public offering pro rata based upon the total number or amount of securities to be offered by LDI and the total number or amount of securities held by each Security Holder (including the number or amount of securities which each such Security Holder may then be entitled to receive upon the exercise of any option or warrant, or the exchange or conversion of any security, held by such Security Holder). If LDI or any such Security Holder would thus be entitled to include more securities than LDI or such Security Holder requested to be registered, the excess shall be allocated among LDI and the other Security Holders pro rata in a manner similar to that described in the previous sentence.

                           (iii) UNDERWRITING. If the registration of which LDI
                  gives notice is for a registered public offering involving an underwriting, LDI shall so advise the Holders as a part of the written notice given pursuant to Section 2(b)(i). In such event, the right of each Requesting Shareholder to registration pursuant to this Section 2(b) shall be conditioned upon its participation in such underwriting and the inclusion of the Registrable Shares in the underwriting to the extent provided herein. The Requesting Shareholder shall (together with LDI and the other Security Holders (if any) distributing their


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                  securities through such underwriting) enter into an
                  underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by LDI. If the Requesting Shareholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to LDI and the underwriter. Any Registrable Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                           (iv) WITHDRAWAL FROM REGISTRATION. Any Holder
                  requesting inclusion of Registrable Shares pursuant to this
                  Section 2(b) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to LDI; provided, however, that if LDI, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such Holder shall have no such right to revoke his, her or its request.

                           (v) EXPENSES OF REGISTRATION. LDI shall bear all LDI Registration Expenses incurred in connection with each registration pursuant to Section 2(b), and each Requesting Shareholder shall pay its own Requesting Shareholder Registration Expenses.

                  (c) REGISTRATION PROCEDURES. In the case of each registration effected by LDI pursuant to this Section 2 pursuant to which Registrable Shares are included therein, LDI shall:

                           (i) take all such reasonable actions, including without limitation preparing and filing with the SEC amendments (including post-effective amendments) and supplements, as may be necessary to keep such registration current and effective and to comply with the provisions of the Securities Act and the rules and regulations promulgated thereunder, and the rules and regulations of any applicable National Securities Exchange, with respect to the distribution of the Registrable Shares covered by such registration in the case of a registration, qualification and compliance pursuant to Sections 2(a) or 2(b) hereof, for a period of at least 90 days or until the Requesting Shareholder has completed the distribution described in the registration statement relating thereto, whichever first occurs;


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                           (ii)  promptly notify each Requesting Shareholder and
                  confirm such notification in writing (w) when such registration statement becomes effective, (x) when the filing of any post-effective amendment to such registration statement or supplement to the prospectus is required, when the same is filed and, in the case of a post-effective amendment, when the same becomes effective, (y) of any written request by the SEC for any amendment of or supplement to such registration statement or the prospectus or for additional information, and
                  (z) of the entry by the SEC of any stop order suspending the effectiveness of such registration statement or of the initiation by the SEC of any proceedings for that purpose, and, if such stop order shall be entered, LDI shall use its reasonably diligent efforts to obtain the lifting thereof;

                           (iii) furnish to each Requesting Shareholder and any
                  underwriter acting on behalf of such Requesting Shareholder
                  (x) at a reasonable time prior to the filing thereof with the SEC a copy of the registration statement in substantially the form in which LDI proposes to file the same, and a copy of any amendment (including any post-effective amendment) to such registration statement, and promptly following the effectiveness thereof, a conformed copy of the registration statement as declared effective by the SEC and of each post-effective amendment thereto, including financial statements and (y) such number of copies of the preliminary, any amended preliminary, and final prospectus and of each post-effective amendment or supplement thereto, as may reasonably be required in order to facilitate the disposition of the Registrable Shares covered by such registration statement in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, but only while LDI is required under the provisions hereof to cause the registration statement to remain effective;

                           (iv) use best efforts to list such Registrable Shares
                  on each securities exchange (if any) or qualify the Registrable Shares for trading on any over the counter market (if any) on which the LDI Common Stock is then listed or traded; and

                           (v) use best efforts to provide a transfer agent and
                  registrar for all Registrable Securities registered pursuant to such registration statement no later than the effective date of such registration.


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         In connection with the registration of the Registrable Shares pursuant to this Section 2, each Requesting Shareholder, hereby agrees as follows:

                           (vi) the Requesting Shareholder shall cooperate with LDI in connection with the preparation of the registration statement, and for so long the registration statement remaining effective, shall provide to LDI, in writing, for use in the registration statement, all such information regarding the Requesting Shareholder and its plan of distribution of the Registrable Shares as may be necessary to enable LDI to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith;

                           (vii) during such time as the Requesting Shareholder may be engaged in a distribution of Registrable Shares, the Requesting Shareholder shall comply with Rules 10b-2, 10b-6 and 10b-7 promulgated under the Exchange Act, to the extent applicable, and pursuant thereto it shall, among other things:
                  (w) not engage in any stabilization or manipulation activity in connection with the securities in contravention of such rules; (x) distribute the Registrable Shares solely in the manner described in the registration statement; (y) cause to be furnished to each broker through whom the Registrable Shares may be offered, if any, or to the offeree if an offer is not made through a broker, such copies of the prospectus and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (z) not bid for or purchase any securities of LDI or attempt to induce any Person to purchase any securities of LDI other than as permitted under the Exchange Act;

                           (viii) upon receipt of a notice pursuant to Section
                  2(d)(ii)(x), (y) or (z), discontinue any distribution of Registrable Shares if such discontinuance is required under the Securities Act;

                           (ix)   at least five (5) days prior to any
                  distribution of the Registrable Shares other than in an underwritten offering, the Requesting Shareholder will advise LDI in writing of the dates on which the distribution is intended to commence and terminate, the number of the Registrable Shares to be sold and the terms and the manner of sale; such Person also shall inform LDI and any broker/dealers through whom sales of the


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                  Registrable Shares may be made when each distribution of such shares is completed; and

                           (x) if cessation is required under applicable federal
                  and state securities laws, immediately upon notice from LDI, the Holders on whose behalf Registrable Shares have been registered will cease sales of Registrable Shares, for so long as cessation is required under applicable federal and state securities law;

                  (e)      INDEMNIFICATION.

                           (i) If Registrable Shares held by any of the Holders
                  are included in the securities as to which any registration is being effected, LDI will indemnify the Holders, each of its general and limited partners, each of the officers and directors of any corporate general or limited partner of each of the Holders and any Person which controls, within the meaning of Section 15 of the Securities Act, any of the Holders, their general or limited partners, or such officers and directors of any corporate general or limited partner and each underwriter, if any, and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (and actions in respect thereof) ("Loss") arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any such registration or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by LDI of any rule or regulation promulgated under the Securities Act, or of any other federal, state or common law applicable to LDI and relating to any action or inaction required of LDI in connection with any such registration, qualification of compliance, and will reimburse the Holders, each general or limited partner of each of the Holders, each director and officer of any corporate general or limited partner of any of the Holders, any Person who so controls any of the foregoing and each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such Loss; provided, that LDI will not be liable to so indemnify or reimburse in any such case to the extent that any such Loss arises out of or is based on any statement or omission resulting


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                  from written information furnished to LDI by or on behalf of the Holders or such underwriter for use therein.

                           (ii) The Requesting Shareholder will, if Registrable
                  Shares held by the Requesting Shareholder are included in the securities as to which such registration is being effected, indemnify LDI, each of its directors and officers, each other Security Holder, each other Requesting Shareholder, the independent accountants and legal counsel of LDI, each underwriter, if any, of LDI's securities covered by such a registration statement, the respective officers, directors and (with respect only to accountants and legal counsel practicing in partnership and to each other Security Holder that is a partnership) partners of the foregoing and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, against all Loss arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse LDI, such directors, officers, accountants, counsel, Security Holders, the other Requesting Shareholder, underwriters, officers, directors, (with respect only to accountants and legal counsel practicing in partnership and to each other Security Holder that is a partnership) partners and controlling Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, or other document in reliance upon and in conformity with written information furnished to LDI by or on behalf of the Requesting Shareholder for use therein; provided, however, that (i) the obligations of the Requesting Shareholder hereunder shall be limited to an amount equal to the aggregate public offering price of the Registrable Shares of the Requesting Shareholder sold as contemplated herein, unless such liability arises out of or is based upon willful misconduct by the Requesting Shareholder and (ii) the indemnity for untrue statements or omissions described above, and the reimbursements obligation relating thereto, shall not apply if the Requesting Shareholder provides LDI with such additional written information prior to the effectiveness of the registration statement as is required to make the previously supplied written information true and complete, together with a description in reasonable


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                  detail of the information previously supplied which was untrue or incomplete.

                           (iii) Each Person entitled to indemnification under
                  this Section 2(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure or delay of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
                  Section 2(e) except to the extent that the Indemnifying Party is prejudiced by such failure or delay. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or litigation, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless the Indemnifying Party abandons the defense of such claim or litigation. No Indemnifying Party in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (f) CONTRIBUTION. If the indemnification provided for in subsections (i) or (ii) of Section 2(e) is unavailable to or insufficient to hold the Indemnified Party harmless in respect of any Loss referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other, in connection with the statements or omissions which resulted in such Loss, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of Loss referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (g) INFORMATION FROM THE REQUESTING SHAREHOLDER. The Requesting Shareholder shall furnish to LDI such information regarding the Requesting Shareholder, and each of its general or limited partners, each of the directors and officers of any of its corporate general or limited partner, and any Person controlling any of the foregoing, and the distribution proposed by the Requesting Shareholder, as LDI may reasonably request in writing and as shall be required in connection with any registration referred to in Section 2.

         3.       TERMINATION.

                  (a) Notwithstanding any other provision of this Agreement, the respective covenants, agreements and obligations contained in Section 2 of this Agreement shall continue until the earlier to occur of: (i) such date as the Holders cease to own any Registrable Shares, and (ii) the twelfth anniversary of the Effective Date; provided that the indemnification obligations contained in Section 2(e) and the contribution obligations contained in Section 2(f) shall survive for the period of the statute of limitations with respect thereto.

         4.       MISCELLANEOUS.

                  (a) The Holders and LDI acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court identified in paragraph 4(j) hereof.

                  (b) All notices and other communications hereunder shall be in writing and shall be deemed given (i) when delivered if sent by courier, (ii) when received if sent by registered or certified mail, return receipt requested, or by air courier or (iii) when received by facsimile transmission with electronic verification if received during normal business hours or otherwise the next business day, in each case to the parties at the following addresses (or at such other address as a party may specify by like notice):

                      (A)   If to LDI, addressed to:

                            888 South Andrews Avenue, Suite 205
                            Fort Lauderdale, Florida 33316
                            Attention: David Glassman
                            Facsimile: (954) 524-5110

                            with a copy thereof addressed to:

                            Loeb & Loeb LLP
                            345 Park Avenue
                            New York, NY 10151-0037
                            Attention: David S. Schaefer, Esq.
                            Facsimile: (212) 407-4990

                      (B)   If to the Holders, addressed to:

                            Advent International Corporation
                            101 Federal Street
                            Boston, Massachusetts  02110
                            Attention: Olaf N. Krohg
                            Facsimile: (617) 443-0322

                            with a copy thereof addressed to:

                            Baker & McKenzie
                            815 Connecticut Avenue, N.W.
                            Washington, D.C. 20006-4078
                            Facsimile: (202) 452-7074
                            Attention: Marc R. Paul, Esq.


                  (c) This Agreement supersedes all prior agreements between the parties (written or oral) relating to registration of the Registrable Shares under the Securities Act and is intended as a complete and exclusive statement of the terms of the agreement between the parties with respect to such matters.

                  (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York and shall be construed and enforced in accordance with the laws of such state without regard to the principles of conflicts of laws of choice of laws.

                  (e) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (f) Any term or provision of this Agreement may be waived at any time by an instrument in writing signed by the party which is entitled to the benefits thereof and this Agreement may be amended or supplemented at any time by an instrument in writing signed by all parties hereto.

                  (g) Except as otherwise provided herein, LDI shall not assign this Agreement or any part hereof or any rights or obligations hereunder. Each Holder shall be entitled, without the consent of any other party hereto, to assign and transfer any or all of its rights hereunder to any permitted transferee of its Registrable Shares. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (h) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                  (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement.

                  (j) Any claim, suit, action, or proceeding among any or all of the parties hereto relating to this Agreement, to any document, instrument, or agreement delivered pursuant hereto, referred to herein, or contemplated hereby, or in any other manner arising out of or relating to the transactions contemplated by or referenced in this Agreement, shall be commenced and maintained exclusively in the United States District Court for the Southern District of New York, or, if such Court lacks jurisdiction over the subject matter, in a state court of competent subject-matter jurisdiction sitting in the State of New York. The parties hereby submit themselves unconditionally and irrevocably to the personal jurisdiction of such courts. The parties further agree that venue shall be exclusively in New York County in the State of New York. The parties irrevocably waive any objection to such personal jurisdiction or venue including, but not limited to, the objection that any suit, action, or proceeding brought in the State of New York has been brought in an inconvenient forum. The parties irrevocably agree that process issuing from such courts may be served on them, either personally or by certified mail, return receipt requested, at the addresses given in Section 4 hereof; and further irrevocably waive any objection to service of process made in such manner and at such addresses, including without limitation any objection that service in such manner and at such addresses is not authorized by the local or procedural laws of the State of New York.

                  (k) In any suit or proceeding brought or instituted by any of the parties to enforce or interpret any of the provisions of this Agreement or on account of any damages claimed to be sustained by such instituting party by reason of another party's violation of any of the terms or provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs.

                  IN WITNESS WHEREOF, LDI and the Holders have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the day and year first above written.





         [Signatures begin on next page]

                                        GLOBAL PRIVATE EQUITY III L.P., a
                                        Delaware limited partnership

                                        By:      Advent International L.P.,
                                                 General Partner

                                        By:      Advent International
                                                 Corporation, General Partner


                                        By:      _____________________________
                                        Its:     _____________________________


                                        GLOBAL PRIVATE EQUITY III-A L.P., a
                                        Delaware limited partnership

                                        By:      Advent International L.P.,
                                                 General Partner

                                        By:      Advent International
                                                 Corporation, General Partner


                                        By:      _____________________________
                                        Its:     _____________________________


                                        GLOBAL PRIVATE EQUITY III-B L.P., a
                                        Delaware limited partnership

                                        By:      Advent International L.P.,
                                                 General Partner

                                        By:      Advent International
                                                 Corporation, General Partner


                                        By:      _____________________________
                                        Its:     _____________________________

                                        GLOBAL PRIVATE EQUITY III-C L.P., a
                                        Delaware limited partnership

                                        By:      Advent International L.P.,
                                                 General Partner

                                        By:      Advent International
                                                 Corporation, General Partner


                                        By:      _____________________________
                                        Its:     _____________________________


                                        ADVENT PGGM GLOBAL L.P., a Delaware
                                        limited partnership

                                        By:      Advent International L.P.,
                                                 General Partner

                                        By:      Advent International
                                                 Corporation, General Partner


                                        By:      _____________________________
                                        Its:     _____________________________


                                        ADVENT EURO-ITALIAN DIRECT
                                        INVESTMENT PROGRAM L.P., a Delaware
                                        limited partnership

                                        By:      Advent International L.P.,
                                                 General Partner

                                        By:      Advent International
                                                 Corporation, General Partner


                                        By:      _____________________________
                                        Its:     _____________________________


                                        ADVENT PARTNERS (NA) GPE III L.P.,
                                        a Delaware limited partnership

                                        By:      Advent International
                                                 Corporation, General Partner

                                        By:      _____________________________
                                        Its:     _____________________________

                                        ADVENT PARTNERS GPE III L.P., a
                                        Delaware limited partnership

                                        By:      Advent International
                                                 Corporation, General Partner

                                        By:      _____________________________
                                        Its:     _____________________________


                                        ADVENT PARTNERS L.P., a Delaware
                                        limited partnership

                                        By:      Advent International
                                                 Corporation, General Partner

                                        By:      _____________________________
                                        Its:     _____________________________


                                        ADVENT GLOBAL GECC III L.P., a
                                        Delaware limited partnership

                                        By:      Advent Global Management L.P.,
                                                 General Partner

                                        By:      Advent International L.P.,
                                                 General Partner

                                        By:      Advent International
                                                 Corporation, General Partner


                                        By:      _____________________________
                                        Its:     _____________________________


                                        FOUR SEASONS VENTURE II AS, a
                                        Norwegian limited company

                                        By:      _____________________________
                                                 Pursuant to a Power of
                                        Attorney


                                        LONG DISTANCE INTERNATIONAL INC., a
                                        Florida corporation


                                        By:      _____________________________
                                        Its:     _____________________________